Consolidated Statements of Financial Position (Parentheticals) - Total for all related parties [member] - EUR (€) € in Thousands	Dec. 31, 2025	Dec. 31, 2024
Accounts receivable and other receivables, including related parties	€ 91	€ 8
Prepaid expenses and other current assets, including related parties	622	295
Prepayment for digital assets, including related party	28,680	0
Digital assets, including related parties	78,174	0
Accounts payable and other payables, including related parties	€ 345	€ 177